Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Air Products and Chemicals, Inc. (the “Company”) on Form 10-Q for the period ending 30 June 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Seifi Ghasemi, Chairman, President and Chief Executive Officer of the Company, and M. Scott Crocco, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: 1 August 2017	/s/ Seifi Ghasemi
Seifi Ghasemi
Chairman, President and Chief Executive Officer

/s/ M. Scott Crocco
M. Scott Crocco
Chief Financial Officer